Employment Agreement

Between

Sinoenergy Corporation and

Sheng Shiao Ming

Sinoenergy Corporation

October, 2008

**Subject: Employment Agreement between Sinoenergy Corporation
and Mr. Sheng Shiao Ming**

Dear Sheng Shiao Ming

This letter/agreement will confirm our understanding regarding your employment with Sinoenergy (the "Company") as Chief Financial Officer (CFO).

1. Join the company. The effective date of the employment contact is October 20, 2008. The effective date is also the beginning date of your employment in the Company. The date can only be revised by a new agreement of starting date between the Company and you.
加入公司。雇佣协议的有效期将从 2008 年 10 月 20 日起开始生效（在这里提到的有效日期作为开始日，除非经过共同协商而对另外一天达成一致）。

2. Position and Duties. The Chief Financial Officer is a highly visible position which reports directly to the Chief Executive Officer. As Chief Financial Officer, you will be responsible for financial planning and accounting, SEC and other regulation reporting, and financing of the Company. Build and maintain excellent investor/public relations for the company, promote the price of the shares of the company effectively and actively.
As part of these responsibilities, finance, and investor relations/public relations will report directly to you.
职位和职责。CFO 是一个直接向 CEO 汇报的显而易见的高级职位。作为 CFO, 你将会对公司融财政计划及财务管理负责，向美国证监会报告，以及进行公司的融资。建立和维护良好的公司投资人关系和公共关系，以有效积极提升公司股价。作为这些职责的一部分，融资、财务以及投资者关系的内容将会直接向你汇告。

3. Term of employment. Subject to the provisions for termination set forth below, the employment regarding to this agreement will begin on October 20, 2008 through October 20, 2011. Both Parties have the option to renew the employment contract after consultation and agreement with the other party before this agreement ends (October 20, 2011).

雇佣关系期限。本合同中 CFO 的雇佣时间为 3 年整。始于 2008 年 10 月 20 日终于 2011 年 10 月 20 日。合同期满（2011 年 10 月 20 日前）双方有权在协商一致的情况下续签此聘用合同。

4. Base salary, share grants and share options

基本工资、股票期权

4.a. Your base salary before tax will be USD 5,000 US. Dollar/month and be paid for thirteen months per year. The Base Salary is subject to review and adjustment by the Board in its sole discretion. Your base salaries referred to in this letter as your "Base Salary" in this letter and the appendixes.

你的基本工资是每月 5,000 美元,每年发放 13 个月(税前)。这个工资待遇是由董事会在独立的评估及评断出来的。在这篇文章所指的" Base Salaries" 就是你的 "基本工资".

4.b In addition to Base Salary, you will be granted 30,000 shares of common stock (Granted Shares) of the Company by the major shareholders Mr. Tianzhou Deng and Mr. Bo Huang. Those Granted Shares will be granted to you during your employment in the Company according to the following schedule: the first 10,000 Granted Shares that will be given after completion of the first 12-months of employment with the Company. After the completion of the first full year of employment, the second and third tranches of the granted shares totaling 20,000 shares will be given in direct proportion (22 months of employment will be entitled to 22/24 of the granted shares) to the length of employment. The exercise price of each share is pegged to the intraday market price of the common shares of the Company on the date that granted by the Board of Directors of the Company.

除了"基本工资"之外， 你将会由大股东邓天洲先生和黄博先生赠与 30,000 股公司的普通股股票。该赠予股票将根据以下步骤过户到你的名下：当你在 Sinoenergy 工作满一年后，将授予你第一批 10000 股；第一年聘用期满后，第二、第三批股票共计 20000 股将根据你聘用时间的长短按比例授予你（比如，满 22 个月，将按照 22/24 个月的时间比例乘以 20000 股所得股数授予你）。

5.Employment option Plan. In additional to the granted shares, you will receive options to acquire the common shares of the Company starting on the effective date of your employment, through the Company's Stock Option Plan, and subject to the terms and conditions of such Plan. You will receive options to acquire a 150,000 shares of common shares of the Company (the "Option Shares"). You will receive the option to acquire 50,000 common stock of the Company every 12-month starting with the effective date of your employment for the 36-month of your employment in the Company. These options can be exercised immediately upon acquisition and anytime thereafter. After

completing one full year of employment, the second and third tranches of Company's Stock Options Plan of 50,000 common shares/year will be adjusted in direct proportion to the length of employment (9 full month of employment will result in 9/12 of 50,000shares per year). The exercise price of each option is pegged to the intraday market price of the common shares of the Company on the date that granted by the Board of Directors of the Company.
股票期权。根据公司的股票期权激励方案以及董事会的决议，并根据这项计划的期间和条件，从协议生效日起 3 年内，你将会每年得到公司 50，000 股的期权。3 年 150，000 股的公司股票期权一并授予，分年生效。每当您工作满一年时，5 万股期权即生效并可行权。当工作期满一年后，第二批和第三批每年 50000 期权将按照聘用时间按比列调整（如 再满 9 个月聘用期就应该获得该年 50000 股的 9/12 个月的股份额），每批期权的执行价格将按照董事会批准授予之日 年 月 日的公司股价。

6. In addition to the stock option plan there is performance based compensation. Performance based compensation is calculated as follows:
除股票期权计划外，还应有绩效薪酬，具体计算如下：
If the share price of the Company stock is increased by a factor of X, at the end of one full year of employment the options granted for the subsequent year will be 50% of X. Example, if the stock price rises by 100% (from 3 to 6 USD) the amount of options granted for this year will increase by 50% (100 shares will become 150 shares).
当公司股价上涨了 X 个百分比时，在满一年聘用时，当年度授予的期权数量将按照这个百分比的 50%增加，比如：如果股价上涨 100%（从 3 美金涨到 6 美金），下一年授予的期权数量将增加 50%（100 股将变成 150 股）
For the second and third years, the amount of options granted will be directly proportional to the % increase in the stock price, 100% increase in the stock price will increase the number of options by 100% based on the share price used for the first year calculations.
第二年、第三年，授予的期权数量将按照股价上长的百分比按比列授予，股价上涨 100%（根据第一年计算的价格），期权的数量就增加 100%。

7. Welfare and Benefits.
福利以及受益
a. the Company has liabilities to entitle you to participate in any or all employee-benefit plans, medical insurance plans, and other benefit plans from time to time in effect for senior management of the Company generally, except to the extent that such plans are duplicative of benefits otherwise provided to you under this Agreement. Such welfare and benefits provided to you by the Company shall be subject to (i) the requirement ("five insurances and one fund")of Labor Laws and applicable regulations of the People's Republic of China (ii) the terms of the applicable plan documents, (iii) generally applicable policy of the Company and (iv) the discretion of the Board of Directors or any administrative or other committee provided for in or contemplated by such plan.

公司有权授权你参加任何或者所有雇员受益计划、医疗保险，以及有些时候通常对公司高级管理人员有效的其他福利待遇，除了在某种程度上这个福利计划是重叠的除非是由这个协议认可的向你提供的。公司给你提供的估计待遇应该是（i）劳动法要求的（五险一金）和适用于中国的相关法规的待遇（ii）适用的文档所规定的条款（iii）一般的相关的公司的政策（iv）董事会的判断或者任何行政方面或者其他委员会规定的或者由这一类计划预先规定的。

b. The company will reimburse the out of pocket expenses for the daily local traveling expenses incurred while on Company business either through providing traveling vehicle and taking on relative expenses of the vehicle by the Company; or directly the Company will reimbursement relative traveling expenses prepaid by you.
公司将会由现金支付在你为公司工作期间日常的外地出差费用无论是交通工具和相关的一些旅途的费用；或者公司直接支付由你预先支付的这类费用..

c. The Company will be subsidizing 10,000 USD per year towards housing costs.

公司每年需给予 10000 美金的住房补贴

d. The company provides four weeks personal affairs leave with salary per year. The company will also pay for 4 trips (RT airfare coach class) annually for family visitation between China and United States. In addition, the company will also reimburse your incremental cost of family visitation when it is tagged on to road show trips.
公司同意你每年享受有薪事假 4 周，亦同意支付你每年 4 次探亲的机票费用。如果是在北美路演前后安排探亲，我们也报销你所增加的旅途的机票；探亲过程的机票只限于经济舱。

8. Confidentiality and Restricted Activities. You agree that some restrictions on your activities during and after employment are necessary to protect the goodwill, Confidential Information (as defined below) and other legitimate interests of the Company
保密条款。你同意了在你的雇佣期间以及解除雇佣关系后的受限条款，你有必要保护那些好的的、机密的信息以及公司的合法权益（在下文会定义）。

a. During your employment and thereafter, except as required by applicable law or for the proper performance of your duties and responsibilities hereunder, you shall not disclose to any person outside the company, corporation or other entity, or use for your own benefit or gain or otherwise, any Confidential Information. You understand that this restriction shall continue to apply after your employment terminates, regardless of the reason for such termination.
在你的雇佣期间以及之后，除非有适当的法律或者你应该履行的适当的职责以及在此之下的你的职责，你将不能向任何公司外的人、公司或者其他团体或者为了你个人的利益或者其他一些目的泄漏任何机密信息。你要明白无论由于任何原因你和公司的雇佣关系解除,这项约束到你的雇佣终止后仍将持续。

b. While you are employed by the Company and for a period of one (1) year thereafter you shall not, directly or indirectly, engage in any activity,

whether as owner, partner, investor, consultant, employee, agent or otherwise, that is competitive with the core business of the Company.
当你被公司雇佣后你将在这之后的一年时间不能直接地或者间接地从事任何和公司的业务产生竞争关系的行为，不管是作为雇佣方、合作方、投资者、顾问、雇员、代理或者其他任何形式。

c. You further agree that during your employment and for one (1) year thereafter, you will not, directly or indirectly, attempt to hire any employee of the Company, assist in such hiring by any other person, corporation or entity, otherwise solicit, induce or encourage any employee of the Company to terminate his or her relationship with the Company.
在你的雇佣期间，你将会一直同意并且在这之后的一年里，你将不能直接或者间接，企图去雇任何公司的职员，协助由其他人、公司或者其他团体所做的这种雇佣行为，也不能恳求，劝诱或者鼓励公司其他雇员去终止他（她）同公司的关系。

d. You agree that you will not, during your employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer, or other person or entity with whom you have an agreement or duty to keep in confidence information acquired by you in confidence, if any; and that you will not bring onto Company premises any unpublished document or proprietary information belonging to any such employer, person or entity, unless consented to in writing by such employer, person or entity.
你同意：你将不会在你的雇佣期间秘密地，不正当的使用或者泄露任何拥有方的信息或者曾经的以及现在的雇员的业务机密，或者同其他人、团体有秘密协议或者职责；并且你也不能发布任何属于其他雇员、其他人或者团体的未出版的文件或者私人的信息，除非由那个雇员、人或者团体书面同意。

e. At the time of leaving the Company's employ, you will deliver to the Company (and not keep in your possession or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, employee lists, organization charts, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed or obtained by you pursuant to your employment with the Company, or otherwise belonging to the Company, its successors or assigns, or containing or constituting Confidential Information.
在离开了公司的雇佣后，你需要将在被雇佣期间作的或者得到的所有设备、记录、数据、报告、协议、清单、雇员名单、组织结构、通信、说明书、图纸、蓝图、草图、材料、器材以及其他一些文件或者财产或者上述的内容中的复制品寄回给公司，或者其他一些属于公司的，公司的产品的衍生物或者含有以及制定的保密信息。

f. You agree that the Company shall, in addition to any other remedies available to it, be entitled to preliminary and permanent injunctive relief against any breach by you of the covenants contained in this Paragraph 8, without having to post bond. In the event that any provisions of this Paragraph shall be determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area or too great a

range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable.
你将会同意：如果你违反了第 8 点包含的任何规定，除了可获得的其他补偿外，公司亦对你违反第 8 段规定的的违约行为拥有先期和永久禁止权，且无须交付任何担保。如果本段中的任何规定被具有管辖权的法院判定为时间限度过长，地理范围过宽或行为的范围过广，此点中的规定都将按照最大限度和范围的时间，地理，及行为进行解释和应用。
9. Termination and Termination of Benefits. Your employment with the Company is "at will," which means that either you or the Company may terminate your employment at any time, with or without cause or good reason.
终止和终止受益。你和公司的雇佣协议是"随时地"，意味着无论是你还是公司将可以在任何时候有原因的或者无任何原因的终止此协议

a. The Company may terminate your employment other than for "cause" at any time upon written notice to you and, in that event, the Company will continue to pay you your Base Salary for two months
公司可通过书面声明无因中止此协议。在这种情况下，公司将会继续支付你两个月的工资

b. The Company may terminate your employment upon written notice to you in the event that you become disabled during your employment through any illness, injury, accident or condition of either physical or psychological nature and, as a result, you are unable to perform substantially all of your duties and responsibilities hereunder for ninety (90) days during any period of three hundred and sixty-five calendar days. In that event, the Company will continue to pay you your Base Salary until: (i) the end of a period of nine (9) months following such termination; (ii) you obtain other employment; or (iii) you become eligible for disability income under any disability income plan provided by the Company, whichever of these events shall occur first.
如果在你们合约期间你由于疾病、受伤、事故或者任何一种身体上的或精神上的原因有 90 天而无能力充分地行使你的职责和责任做好工作，公司可以通过一份书面声明终止你的雇佣协议。在这种情况下，公司将会继续支付给你你的基本工资直到(i)在这种情况的雇佣终止的第 9 个月末(ii)你受雇于他人或者(iii)你的情况可以享受到公司提供的任何无能力（伤残）收入的计划中无能力（伤残）收入

c. The Company may terminate your employment hereunder for cause at any time upon written notice to you setting forth in reasonable detail the nature of such cause. The following as determined by the Company in its reasonable judgment, shall constitute "cause" for termination:
公司将会在任何时候由于下面的几种原因通过书面声明而自然地终止你们的协议。下面这些由公司来在合情合理的判断下来决定的，也属于协议终止的"原因":

(1) Your failure to perform, or material negligence in the performance of, (i) your principal duties and responsibilities to the Company (which, to the extent assigned to you, shall include those duties and responsibilities described in Paragraph numbered 2)

or (ii) any other of your duties and responsibilities following written notice from the Company and a 10-business day opportunity to cure any curable failure or negligence;
你在下面这几个方面不能够履行职责，或者在执行过程中实质性的疏忽(i)你对公司的基本的职责和责任（这些包括某种程度上指派给你的包括第二段里描述的职责和责任） 或者(ii)任何由公司在书面声明之后提到的你的职责和责任以及 10 个交易日来挽救你的可以挽救的失败或者疏忽.

(2) Any misconduct by you which is substantially injurious to the business or interests of the Company;
任何由你处理不当并且已经充分损害了公司的业务或者利益的错误

(3) Your violation of any federal, state or local law, regulation or other requirement applicable to the business of the Company;
你违背了任何洲际的国家的或者地方法律法规或者其他适用于公司业务的需求

(4) Your conviction or plea of "no contest" to, any felony; or
你的罪行或者无竞争的借口导致的任何重罪

(5) Any material breach by you of any provision of this Agreement.
任何你实质性地违反了在这个协议中的条款

d. You may terminate your employment at any time, with or without good reason, upon written notice to the Company. If you terminate your employment with good reason, the Company will be obligated to you to the same extent as if the Company had terminated your employment other than for cause, and the Provisions of Paragraph 9(a). The following shall constitute "good reason" for termination: material breach by the Company of any provision of this Agreement which breach continues for more than ten (10) business days following written notice from you to the Company setting forth in reasonable detail the nature of such breach.
你可以在任何时间有或者没有充分原因地通过书面声明来终止你们的雇佣关系。如果你有充分原因来中止你们的协议，公司将负有在某种程度上像是由公司无条件的或者如第 9（a）段来终止你们双方协议的同种义务.终止雇佣关系中提到的“有充分原因”是指：公司严重违反了此协议的任一条款超过 10 个工作日，即使在你给公司书面声明中提到这些违规的详细内容。

e. In the event we hire a new CEO, and that hiring results in a material change in your job responsibility, compensation, or loss of your job within the first two years of your employment with the Company, your severance will be as defined in Paragraph 9(a).
如果在我们雇佣关系的头两年，我们雇了一名新的 CEO,并且这种雇佣导致你的工作职责，赔偿产生重大变化或者使你失去了工作，你的解雇将也会被界定在第 9（a）中的内容。

10. Withholding. All payments and reimbursements made by the Company under this Agreement shall be reduced by any applicable tax or other amounts required to be withheld by the Company under applicable law.
扣交。所有在这个协议下由公司按适当的法律退还及支付的费用应该扣税或者由公司扣交

11. Assignment. This Agreement shall inure to the benefit of the Company and any successor of the Company by reorganization, merger, consolidation or liquidation and any assignee of all or substantially all of the business or assets of the Company or any division or line of business of the Company with which you are associated. The Company requires your personal services and you may not assign this Agreement.
分派。这项协议应该使公司的和任何由于重组、合并、独立或者清算产生的新的继承人以及任何所有业务和公司资产的代理人的 利益生效。公司需要你的个人的服务并且你将不会指派这项协议。

12. Waiver. Except as otherwise expressly provided in this Agreement, no waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.
自动弃权。除了在这项协议中提到的，除了由自动弃权组织书面签署认定有效，任何条款的自动弃权协议不被认为有效。任何一方的错误导致需要执行这项协议中职责或者自动弃权的任何条款，将不会防止任何后来的一些错误而使这些条款被强制执行。

13. Severability. Should any provision of this Agreement, or portion thereof, be found invalid in any circumstance, such invalidity shall not affect any other provision or circumstance, and such provision shall be construed by limiting it so as to be enforceable to the maximum extent compatible with applicable law.
断绝力。若任何这份协议中的条款，或部分，在任何情况中被发现无效的，那么这个无效性将不会影响其他任何条款，并且任何条款将会通过限制它 来分析它，为了最大程度的适用于相应的法规

14. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be effective when delivered in person or five days after deposit in the United States/PRC mail, postage prepaid, registered or certified, and addressed to you at your last known address on the books of the Company or, in the case of the Company, at its main office, attention of the Chief Executive Officer.
声明。任何由这份协议规定的声明、需要以及其他相关内容，应该在形成书面文件并在邮寄给这个人时生效或者在已预付邮费，已被证实邮寄给你，在美国邮件中存放 5 天以后，邮寄的地址是最近一次的公司的通讯录，或者被公司、主要的办公室、或者 CEO 最后知道的地址

15. Captions. The captions and headings in this Agreement are for convenience only and in no way define or describe the scope or content of any provision of this Agreement.
标题。这份协议的标题和抬头只是为了方便，而并不是为了界定或者描述任何协议条款的内容或范围。

16. This Agreement may not be changed or modified except by an agreement in writing signed by you and the Chief Executive Officer or other specifically authorized representative of the Company.
这份协议将不会被更改除非有一份由你和 CEO 共同签署了的书面协议或者任何其他的由公司法人认可的特殊形式的文件等。

17. Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of P.R.China, without regard to principles of conflicts of law.
能够管理的法律。这份协议将会由和中华人民共和国法律相匹配的法律来制约，控制，而不考虑和这类法律的原则上的冲突

18. No Conflicting Agreements. You hereby represent to the Company that neither your execution and delivery of this Agreement nor your acceptance of employment with the Company nor your anticipated service as Chief Financial Officer will conflict with or result in a breach of any of the terms, conditions or provisions of any agreement to which you are a party or any order, injunction, judgment or decree of any court or governmental authority or any court or governmental authority or any arbitration award applicable to you.
无冲突协议。

19. Inventions. You hereby represent to the Company and agree that you have no inventions, original works of authorship, developments, improvements or trade secrets that were made by you prior to your employment with the Company and which relate to the Company's current or proposed business, products, or research and development. You will promptly make full written disclosure to the Company, hold in trust for the Company's sole right and benefit, and hereby assign to the Company or its designee, all of your right, title and interest in any and all inventions, original works of authorship, developments, concepts, improvements or trade secrets, whether or not patentable or registerable under copyright or similar laws, that you may solely or jointly conceive, develop, reduce to practice or cause to be conceived or developed, or reduced to practice, during the period of time you are employed by the Company (collectively referred to as the "Inventions").You further acknowledge that all original works of authorship made by you solely or jointly with others within the scope of your employment and protectible by copyright are "works made for hire", as that term is defined in the United States Copyright Act. You agree to keep and maintain adequate and current records of all inventions made by you solely or jointly with others during the term of your employment with the Company. Such records will be in the form of notes, sketches, drawings or any other format that may be specified by the Company. These records will be available through, and remain the sole property of, the Company at all times. You agree to assist the Company or its designee, at the Company's expense, in every proper way, to secure the Company's rights in the Inventions and copyrights, including the disclosure to the Company of all pertinent

information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that the Company shall deem necessary in order to apply for and obtain such rights, and in order to assign and convey to the Company, its successors, designees and nominees the sole and exclusive right, title, and interest in and to such Inventions, and any copyrights, patents, or other intellectual property rights relating thereto, both during your employment by the Company and thereafter. In the event that the Company is unable for any reason to secure or to prosecute any patent application with respect to such Invention (including, without limitation, renewals, extensions, continuations, divisions or continuations in part thereof), you hereby irrevocably designate and appoint the Company and its duly authorized officers and agents, as your agents and attorney-in-fact to act for and in your behalf and instead of you, to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents thereon with the same legal force and effect as if executed by you. You agree that you will assist the Company in the prosecution and enforcement of the Company's intellectual property after termination of your employment, at the Company's expense.
你在这里向公司提出并同意在你被公司雇佣期间你没有任何发明权著作权以及其他权利。

20. Compliance With Agreement. The Company's obligations under this Agreement and its obligation to deliver stock under the terms of the stock options granted pursuant to the terms of this Agreement (or otherwise granted to you during the course of your employment) are conditioned on your compliance with the terms and conditions of this Agreement and the accuracy of the representations made to the Company by you herein.
遵从协议。在这项协议下的公司义务以及在这个协议中规定的优先股票相关的条款的支付依附于这项协议中的期限和条件中的相关规定。
If the foregoing is acceptable to you, please sign the enclosed copy of this letter in the space provided below and return it to me, whereupon this letter and such copy will constitute a binding agreement between you and the Company on the basis set forth above as of the date of the first above written.

如果上述的内容能被你接受，请在附上的这封信的复印件上的空白处签字，并把它给我，这封信以及它的复印件将是你和公司之间的一份捆绑协议，按照上述提到的内容为依据，在第一份上述书面形成的那一天开始产生效力。

Sincerely yours,

SINOENERGY Corporation

By:/s/ 黄 鹏 2008.10.20

Huang Bo
CEO and President

Accepted and agreed:

By:/s/ 盛 肖 敏 2008.10.20

Sheng Shiao Ming